Exhibit 10.1
AMENDMENT NO. 1 TO RECEIVABLES PURCHASE AGREEMENT
This AMENDMENT NO. 1, effective as of November 19, 2010 (this “Amendment”), is made with respect to that certain Receivables Purchase Agreement, dated as of November 25, 2009 (as amended, restated, supplemented or otherwise modified, the “Agreement”), among LPAC CORP., a Delaware corporation ( the “Seller”), LENNOX INDUSTRIES INC., an Iowa corporation, as master servicer thereunder (in such capacity, the “Master Servicer”), VICTORY RECEIVABLES CORPORATION, a Delaware corporation, as a Purchaser, and THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as administrative agent for the Investors (in such capacity, the “Administrative Agent”), the purchaser agent for the BTMU Purchaser Group (in such capacity, the “BTMU Purchaser Agent”) and a BTMU Liquidity Bank. Capitalized terms used and not otherwise defined in this Amendment shall have the meanings given to such terms in the Agreement.
Preliminary Statements
(1) Each of the parties to the Agreement desires to amend the Agreement on the conditions set forth herein.
NOW, THEREFORE, the signatories hereto agree as follows:
SECTION 1. Amendment to the Agreement. Effective as of the date hereof in accordance with Section 2 of this Amendment, APPENDIX A (DEFINITIONS) to the Agreement is amended as follows:
(a) the definition of “Eligible Receivable” contained therein is amended by deleting clause (iii) thereof in its entirety and inserting in lieu thereof the following:
(iii) the Obligor of which is (A) a resident of the United States, or any of its possessions or territories; provided, however, that a Receivable that is otherwise an “Eligible Receivable” but for this clause (iii)(A) shall be an Eligible Receivable if the Unpaid Balance of such Receivable, when added to the Unpaid Balance of all other Receivables as to which the Obligors are not residents of the United States, or any of its possessions or territories, classified at such time as Eligible Receivables pursuant to this proviso, would not exceed 5% of the aggregate Unpaid Balance of all Eligible Receivables at such time; provided, further, that at no time shall (x) a Receivable as to which the Obligor is domiciled in a non-OECD member country, and that is otherwise classified at such time as an “Eligible Receivable”, be an Eligible Receivable if the Unpaid Balance of such Receivable, when added to the Unpaid Balance of all other Receivables as to which the Obligors are domiciled in non-OECD member countries, and that are otherwise classified at such time as Eligible Receivables, would exceed 2.5% of the aggregate Unpaid Balance of all Eligible Receivables at such time, and (y) any Receivable the Obligor of which is domiciled in Venezuela be classified as an Eligible Receivable, and (B) not an Affiliate or employee of any Seller Party;
(b) the definition of “Funding Termination Date” contained therein is amended by deleting clause (i) thereof in its entirety and inserting in lieu thereof the following:
(i) November 18, 2011, or such later date as may, from time to time, be agreed to in writing by the Agents;

SECTION 2. Effectiveness. This Amendment shall become effective as of the date hereof at such time that:
(a) each of the Administrative Agent and the BTMU Purchaser Agent shall have received, in form and substance satisfactory to it, executed counterparts of the following, each dated as of the date hereof:
(1) this Amendment; and
(2) the amended and restated Fee Letter, dated as of the date hereof (the A&R Fee Letter”); and
(b) the BTMU Purchaser Agent shall have received payment of the Up-Front Fee, in accordance with the terms of, and as such term is defined in, the A&R Fee Letter.
SECTION 3. Transaction Document. This Amendment shall be a Transaction Document under the Agreement.
SECTION 4. Representations and Warranties. Each of the Seller and the Master Servicer makes, as to itself (except where specifically provided otherwise therein), each of the representations and warranties contained in Section 6.1 of the Agreement (after giving effect to this Amendment) set forth therein, provided, however, that Section 6.1 is amended by deleting clause (i) thereof in its entirety and inserting in lieu thereof the following:
(i) Financial Condition. (i) The consolidated and consolidating balance sheets of Lennox International and its consolidated subsidiaries as at December 31, 2009, and the related statements of income and shareholders’ equity of Lennox International and its consolidated subsidiaries for the fiscal year then ended, certified by KPMG LLP, independent certified public accountants, copies of which have been furnished to the Agents, fairly present in all material respects the consolidated financial condition of Lennox International and its consolidated subsidiaries as at such date and the consolidated results of the operations of Lennox International and its consolidated subsidiaries for the period ended on such date, all in accordance with GAAP consistently applied, (ii) since December 31, 2009 there has been no material adverse change in any such financial condition, business or operations, (iii) the balance sheet of the Seller as at September 30, 2010, certified by the chief financial officer or treasurer of the Seller by means of a Certificate of Financial Officer in the form attached hereto as Exhibit B, copies of which have been furnished to the Agents, fairly present in all material respects the financial condition, assets and liabilities of the Seller as at such date, all in accordance with GAAP consistently applied, and (iv) since November 25, 2009 there has been no material adverse change in the Seller’s financial condition, business or operations.
SECTION 5. Confirmation of Agreements; No Other Modifications. Each reference in the Agreement to “this Agreement” or “the Agreement”, or “hereof,” “hereunder” or words of like import, and each reference in any other Transaction Document to the Agreement, shall mean the Agreement as amended by this Amendment, and as hereafter amended or restated. Except as herein expressly amended, the Agreement is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms.

SECTION 6. Affirmation and Consent of Lennox International. Lennox International hereby consents to this Amendment and hereby affirms and agrees that the Assurance Agreement is, and shall continue to be, in full force and effect and is hereby ratified and affirmed in all respects. Upon the effectiveness of, and on and after the date of, the Amendment, each reference in the Assurance Agreement to the Agreement, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Agreement as amended by this Amendment, and as hereafter amended or restated.
SECTION 7. Costs and Expenses. The Seller agrees to pay on demand all reasonable costs and expenses in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto.
SECTION 8. GOVERNING LAW. THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
SECTION 9. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Amendment. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by electronic mail in portable document format (.pdf) shall be as effective as delivery of a manually executed counterpart of a signature page of this Amendment.
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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

LPAC CORP., as Seller
By:	/s/ Rick Pelini
	Name:	Rick Pelini
	Title:	President and Treasurer

LENNOX INDUSTRIES INC., as Master Servicer
By:	/s/ Rick Pelini
	Name:	Rick Pelini
	Title:	Vice President and Treasurer

LENNOX INTERNATIONAL INC.
By:	/s/ Rick Pelini
	Name:	Rick Pelini
	Title:	Vice President and Treasurer

[Amendment No. 1 to RPA]

VICTORY RECEIVABLES CORPORATION, as a Purchaser
By:	/s/ Frank B. Bilotta
	Name:	Frank B. Bilotta
	Title:	President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Administrative Agent
By:	/s/ Aditya Reddy
	Name:	Aditya Reddy
	Title:	Senior Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as BTMU Purchaser Agent
By:	/s/ Aditya Reddy
	Name:	Aditya Reddy
	Title:	Senior Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as a Liquidity Bank
By:	/s/ D. Barnell
	Name:	D. Barnell
	Title:	Authorized Signatory

[Amendment No. 1 to RPA]